Corporate Presentation January 7, 2015 NASDAQ: GALT www.galectintherapeutics.com © 2015 Galectin Therapeutics Inc. Exhibit 99.1

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Forward-Looking Statements
This presentation contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance, and use words such as “may,” “estimate,” “could,” “expect” and others. They are based on our current expectations and are subject to factors and uncertainties which could cause actual results to differ materially from those described in the statements. These statements include those regarding potential therapeutic benefits of our drugs, expectations, plans and timelines related to our clinical trials, potential partnering opportunities and estimated spending for 2015. Factors that could cause our actual performance to differ materially from those discussed in the forward-looking statements include, among others, our trials may not lead to positive outcomes or regulatory approval.  We may experience delays in our trials, which could include enrollment delays.  Future phases or future clinical studies may not begin or produce positive results in a timely fashion, if at all, and could prove time consuming and costly. Plans regarding development, approval and marketing of any of our drugs are subject to change at any time based on the changing needs of our company as determined by management and regulatory agencies. Strategies and spending projections may change.  We may be unsuccessful in developing partnerships with other companies or obtaining capital that would allow us to further develop and/or fund any studies or trials. We are currently the subject of litigation, which may impact our human and capital resources. To date, we have incurred operating losses since our inception, and our future success may be impacted by our ability to manage costs and finance our continuing operations. For a discussion of additional factors impacting our business, see our Annual Report on Form 10-K for the year ended December 31,
2013, and our subsequent filings with the SEC. You should not place undue reliance on forward-looking statements. Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements.

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Organ Fibrosis
• 45% of U.S. deaths are associated with fibrotic disease
• Lead indication is liver fibrosis/cirrhosis due to fatty liver disease (75% of all liver disease in U.S.)
• Potentially applicable to other fibrotic diseases
• Phase 1 clinical trial completed
• Phase 2 clinical trials to start Q2 2015
Cancer
Immunotherapy
• Focus on combination immunotherapy, one of the most
prominent approaches to cancer therapy
• Lead indication is advanced melanoma
• Technology applicable to other cancers
• Phase 1b clinical trial in progress
• Second trial to start Q2 2015
1
Wynn, TA. Nat Rev Immunol. 2004;4:583–594. doi:10.1038/nri1412
2
Younossi, et al. Clin. Gasto. Hepatol. 2011;9:524-530
Developing Products For Major Unmet Medical Needs
2
1

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Strong Intellectual
Property
• Multiple composition-of-matter patents and method patents
Knowledge
• Expertise with complex carbohydrate drugs that promote galectin-3 inhibition, with applicability to large patient populations
• Initial focus on the treatment of NASH with advanced fibrosis, with encouraging data in early human trials and preclinical data showing potential for reversal of disease
Investment Highlights
NASH with
Advanced Fibrosis
• Lead compound, GR-MD-02, directed to a potential cirrhosis and advanced fibrosis market, currently approximately 6 million people in the U.S. and growing
Large Market &
Unmet Need
Melanoma
Experienced Team
Defined Regulatory
Pathway
• GR-MD-02 is also being studied in advanced melanoma in combination with two different cancer immunotherapeutic agents
Potential Partnering
• Multiple near-term clinical and regulatory milestones and potential for
Phase 2 program under an SPA, which may include a registration trial
• A product pipeline that may be attractive to licensing agreements with large pharmaceutical companies
• An accomplished management team with significant large pharma and entrepreneurial experience

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Role in Disease
• Gal-3 is increased in inflammation and fibrogenesis
• Elimination of gal-3 in mice prevents fibrosis in liver,
lung, kidney and heart
• The majority of cancers express high levels of gal-3,
which promotes tumor and inhibits immune response
Galectin-3 Protein
Function
• Binds to galactose residues in glycoproteins and
promotes interactions
• High expression in immune cells (macrophages)
• Modulates cell signaling and immune cell function
Lead Drug
Candidate
GR-MD-02
• A complex carbohydrate with terminal galactose
residues that binds to gal-3 and disrupts function,
particularly immune/repair function in macrophages
• Efficacy in preclinical models of fibrotic disease and
cancer immunotherapy with encouraging early human
results
• Existing patent coverage through 2031 with 2
composition and 4 method patents issued
Lead Drug Candidate Targets Galectin-3 Protein

© 2015 Galectin Therapeutics  |  NASDAQ:GALT

*Galectin Sciences, LLC
Deep Product Pipeline
Q2 2015
Clinical Focus Stage of Development
Drug Indication Discovery Preclinical Phase 1 Phase 2 Phase 3
Fibrosis (monotherapy)
GR-MD-02 NASH cirrhosis
Lung fibrosis
Kidney fibrosis
Cardiovascular fibrosis
Cancer Immunotherapy (combination therapy)
GR-MD-02 Melanoma
Galectin-3 Inhibitors
GR-MD-03 Subcutaneous
GR-MD-04
GM-CT-04
Oral
G-XXX* Oral

ADVANCED FIBROSIS AND CIRRHOSIS DUE TO NASH (NON-ALCOHOLIC STEATOHEPATITIS) Lead Indication in Organ Fibrosis 7 © 2015 Galectin Therapeutics | NASDAQ:GALT

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
U.S. Prevalence in
Asymptomatic, Middle-Aged
Adults (% of population)
45%
16.5%
46%
12.2%
2
Prospective evaluation of NAFLD and NASH prevalence (Williams, et al. Gastro. 2011;140:124-131)
Estimated prevalence of NASH in U.S. adults
1, 2
> 28 million
1
Based on July 2013 US census data for people >20 years old (233,880,752)
Obesity
Diabetes
Fatty Liver
NASH
NASH: An Epidemic With No Approved Therapies
2

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
NASH
Complications (variceal bleeding, ascites, encephalopathy)
Liver Transplantation (projected to be leading reason)
Liver-Related Death
Fibrosis
Progression
Stage 1 Stage 2 Stage 3 Stage 4
Liver
biopsy
(Blue = fibrosis)
Cirrhosis Asymptomatic
Estimated prevalence of advanced fibrosis
1,2
:         ~ 6 million
Estimated prevalence of cirrhosis :      ~ 1-2 million
Approximately one-third will
advance to Stage 3/4 fibrosis
2 Williams, et al. Gastro. 2011;140:124-131
1 Kleiner, et al. Hepatology 2005;41:1313-1320
3 Caldwell, et al. Dig Dis 2010;28:162–168
End-Stage Fibrosis (Cirrhosis) Is When Patients With
NASH Experience Symptoms And Complications
1
3

Normal NASH: Control
NASH: GR-MD-02
GR-MD-02 Effects
NAFLD Activity Score
Fat
Cell death
Inflammation
Collagen
(Fibrosis)
Collagen Stain
Cellular Stain
*Traber PG and Zomer E. Therapy of Experimental NASH and Fibrosis with Galectin Inhibitors. PLOS ONE 2013;8:e83481
Galectin-3
Protein
Galectin-3 Stain
GR-MD-02 reduces Gal-3, which results in reduction in
liver inflammation and fibrosis
Robust Preclinical Data: GR-MD-02 Has Therapeutic
Effect On NASH With Fibrosis In Mouse Model*

N
N

Percent Collagen
40
30
20
10
p<0.0001
Vehicle
GR-MD-02
Portal Pressure (cm water)
25
20
15
10
5
0
p<0.05
Normal
Vehicle
GR-MD-02

Vehicle-Treated
GR-MD-02-Treated
(90 mg/kg, 1/W x 4)
*Traber PG, Chou H, Zomer E, Hong F, Klyosov A Fiel M-I, Friedman, SL. Therapy of Regression of fibrosis and reversal of cirrhosis in rats by galectin inhibitors in thioacetamide-induced liver disease. PLOS ONE 2013;8:e75361.
N=10 N=10 N=10
Robust Preclinical Data: GR-MD-02 Reversed Cirrhosis
And Improved Portal Hypertension In Rat Model*
N=10 N=10
Portal Pressure
Collagen

•
Safety
• GR-MD-02 was safe and well tolerated after IV administration of four doses of
2 mg/kg, 4 mg/kg and 8mg/kg lean body weight
•
Drug Levels
• Pharmacokinetics revealed drug exposure in humans at the 8 mg/kg dose that was equivalent to the upper range of the targeted therapeutic dose determined from effective doses in NASH animal models
•
Disease Serum Marker Effect
• There was a statistically significant, dose-dependent reduction in FibroTest
®
scores due to a statistically significant reduction in alpha-2 macroglobulin serum levels
•
Liver Stiffness Effect
• There was a signal of reduced liver stiffness in patients receiving GR-MD-02 as measured by FibroScan
®
12
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
See Appendix for additional detailed Phase 1 results
Successful Phase 1 Clinical Trial In NASH Patients
With Advanced Fibrosis Met Key Endpoints

Percent Change From Baseline
30
20
10
0
-10
-20
-30
Placebo2

p < 0.005
5
p < 0.001
5
p < 0.05
5
2
nd
dose 4
th
dose
+ 14 da
4
th
dose
+ 3 da
Cohort 3
8 mg/kg
4
th
dose
+ 14 da
Cohort 1
2 mg/kg
4
th
dose
+ 3 da
Cohort 2
4 mg/kg
ns³
ns
4
Legend and Notes:
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Highly Significant Reduction In Alpha-2 Macroglobulin
(A2M) Serum Levels Seen At The 8 mg/kg Dose
1. Mean ± standard deviation
2. Placebo values were combined
for all three cohorts because
there were no differences (n=19
separate data points)
3. Not significant versus placebo,
two-sided t-test (n=6)
4. Not significant versus placebo,
two-sided t-test (n=7)
5. Significant for three groups
versus placebo, ANOVA with
Dunnett’s test for multiple
comparisons (n=7)

• FibroTest
®
is a composite fibrosis score that is calculated from serum A2M levels and four other tests, including GGTP, total bilirubin, haptoglobin and apolipoprotein A1
• FibroTest
®
has been shown to correlate with stage of fibrosis, changes with fibrosis regression and progression, and may predict liver-related mortality*
• A reduction in FibroTest
®
would suggest an improvement in liver fibrosis
• In this acute setting, following four doses of 8 mg/kg GR-MD-02, the reduction in
FibroTest
®
is due entirely to reduced serum levels of A2M
• A2M is a relevant marker for liver fibrosis because it is known to:
• Inhibit proteases such as collagenase, which may promote fibrosis
• Is increased in fibrogenic stellate cells in liver fibrosis
• Serum levels have been shown to correlate with liver fibrosis
•
The reduction seen in A2M does not necessarily mean fibrosis got better in this short study, but does suggest changes in the fibrogenic process that might lead to an improvement in fibrosis with longer-term therapy
14
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Reduction In A2M Is Encouraging For GR-MD-02
Effect On Liver Fibrosis
*Ratziu, et al. BMC Gastro, 2006; Poynard, et al. BMC Gastro, 2007; Poynard, et al. J. Hepatology, 2012; Poynard, et al. J. Hepatology, 2013

RIBS
LIVER
FIBROSCAN PROBE
Vibrator
ROI
Elastic shear wave
Pulse-echo ultrasound
Transducer

2.5
7.0
9.5
12.5
75 kPa
Absent or mild fibrosis
Significant fibrosis
Severe fibrosis
Cirrhosis

© 2015 Galectin Therapeutics  |  NASDAQ:GALT

• FibroScan uses an
electromechanical vibrator and
pulse-echo ultrasound to evaluate
the elastic shear wave in liver
tissue
• The volume of liver tissue
assessed is ~100-times greater
than volume assessed by liver
biopsy
• The stiffness of the liver is
recorded as the pressure
measurement of kiloPascals
• The stiffness of the liver
correlates with the degree of liver
fibrosis as assessed by liver
biopsy
• FibroScan represents a promising
non-invasive, out-patient method
for measuring changes in liver
fibrosis over time
FibroScan
®
Is A Non-Invasive, Ultrasound-Based
Method For Assessing Liver Stiffness, Which
Correlates With Liver Fibrosis

© 2015 Galectin Therapeutics  |  NASDAQ:GALT

Placebo
GR-MD-02 (8 mg/kg)
of 5 patients treated with GR-MD-02 had reduction in liver stiffness to below 80% of baseline values (red squares)*
Evidence Of Reduced FibroScan Scores In Cohort 3
Patients Treated With GR-MD-02
80%
100%
150
100
50
0
150
100
50
0
Day -1 Day 38
Day 63
Day -1 Day 38
Day 63
3
*In cohort 3 there were technically adequate scans at baseline, Day 38 and Day 63 in 5 patients administered GR-MD-02 and 3
patients administered placebo. Five patients in cohort 3 were not available for FibroScan   analysis (3 placebo and 2 active) because of
unavailability of the instrument at the site (1 placebo and 1 active), unavailability of the appropriate instrument probe (1 active), a technically inadequate baseline scan (1 placebo), and the Day 63 scan not being performed (1 placebo).
®

GR-MD-02 at doses up to 8 mg/kg IV is safe and well tolerated in
NASH patients with advanced fibrosis
A dose of 8 mg/kg IV is in the upper range of the targeted
therapeutic window for drug administration
The combined results of a reduction in serum alpha-2
macroglobulin and a reduction in liver stiffness as assessed by
FibroScan
®
suggests that GR-MD-02 at the highest dose tested
may have an effect on liver fibrosis
In conclusion, these results provide a firm foundation for entry into a Phase 2 development program
17
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Conclusions From Results Of Phase 1 Trial In NASH
Patients With Advanced Fibrosis

•
Multiple, concurrent Phase 2 clinical trials will be conducted
•
Two indications in patients with NASH will be evaluated
• Cirrhosis with portal hypertension
• Advanced fibrosis as indicated by liver stiffness
•
Multiple modalities for the assessment of liver fibrosis will be used in the trials, depending on the design
• Hepatic venous wedge pressure (measure portal pressure)
• Liver biopsy (assess degree of liver fibrosis)
• FibroScan (assess liver stiffness)
• Magnetic resonance elastography (assess liver stiffness)
• Multi-parametric magnetic resonance imaging (LiverMultiScan) (assess liver inflammation and fibrosis)
• C-methacetin breath test (assess liver metabolism)
•
Trial design and timetables will be presented in February 2015 and trials will commence in the second quarter of 2015
18
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Goals of the Phase 2 Development Program
13

ADVANCED MELANOMA Lead Indication in Cancer Immunotherapy 19 © 2015 Galectin Therapeutics | NASDAQ:GALT

Stromal Cells
Angiogenesis
Adhesion to Extra Cellular Matrix
Detachment
Invasion and Migration
Tumor Immunity
Angiogenesis

• Tumor cell invasion:
extracellular matrix
adhesion and detachment
• Metastasis:
cell invasion and migration
• Angiogenesis
•
Tumor immunity has
recently been shown to be
critically affected by
galectins
20
The Vast Majority of Cancers Secrete Large Amounts
of Galectins, Which Have Multiple Roles In Tumor
Pathogenesis
© 2015 Galectin Therapeutics  |  NASDAQ:GALT

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Advanced
Melanoma as
Initial Indication
• In U.S. 76,000 new diagnoses and 9,100 deaths*
• Even with newly approved drugs, a substantial
unmet medical need remains
Focus on
Immunotherapy
• Immunotherapy is a major breakthrough in cancer
therapeutics
• Galectin-3 has an important role in reducing the ability
of immune system to fight cancer
• GR-MD-02 is efficacious on tumors in combination
with other immunotherapies in animal models
Critical
Collaboration
Established
• Robert W. Franz Cancer Research Center, Earle A.
Chiles Research Institute (EACRI) Providence-Portland
Medical Center, Portland Oregon
• Demonstrated clinical trial expertise in melanoma and
tumor immunology basic science research
• Ability to conduct clinical trials and assist in funding
Cancer Therapy Strategy
*Siegel, et al. CA Cancer J Clin 2012;62:10

Galectin Therapeutics

Tumor size (mm²)
IgG
aCTLA-4
aPD-1
*p<0.05
+none
+MD02
% Survival
Time (days)
IgG
aCTLA-4
MD02/IgG
MD02/aCTLA-4

aCTLA-4 = anti-CTLA-4 mAb [ipilimumab in humans (Yervoy
®
, BMS)]
aPD-1 = anti-PD-1 mAb [pembrolizumab in humans (Keytruda
®
) Merck]
Unpublished data 2013: Stefanie N. Linch, Melissa J. Kasiewicz, Peter G. Traber, and William L.
Redmond, Galectin Therapeutics and Earle A. Chiles Research Institute (EACRI), Portland Oregon
*p<0.05
These data are on TC-1 prostate cancer cells (also effective in breast cancer, melanoma, and sarcoma)
Checkpoint Inhibitors Plus GR-MD-02 Boosts Anti-
Tumor Immunity, Reduces Tumor Size And Increases
Survival In Mouse Cancer Models
© 2015 Galectin Therapeutics  |  NASDAQ:GALT

© 2015 Galectin Therapeutics  |  NASDAQ:GALT

CTLA-blockade (Yervoy
®
)
PD-1-blockade (Keytruda
®
)
Hypothetical:
Immune checkpoint blockade
Plus GR-MD-02
Hypothesis: GR-MD-02 May Be A Complementary
Therapy To Enhance Efficacy Of Immune Checkpoint
Blockade Therapies
1 2 3 4
Years

Patients
Advanced melanoma with indication for Yervoy
®
treatment
Design
Three patients per cohort (+3 if serious adverse events) with 10 patients treated with maximum dose achieved
Dose
GR-MD-02 starting at dose of 1 mg/kg and escalating following each cohort to 8 mg/kg followed by standard dose of Yervoy
®
1 endpoint
Determine a safe dose of GR-MD-02 used in combination with the approved dose of Yervoy
®
2 endpoints
• Measure the response rate as assessed by ir-RECIST criteria
• Assess the biological activity by measuring:
-CD4+ T cells with a memory phenotype
-CD8+ T cells with effector phenotype
-Melanoma-specific T cells using autologous and/or HLA-matched tumor
-Examine composition of the tumor immune infiltrate from tumor biopsies
• Assess quality of life during therapy using the FACT-M questionnaire.
Trial Site
Providence-Portland Medical Center (Dr. Brendan Curti)
Status
Actively recruiting: Three patients enrolled in cohort 1, one drop out
24
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
http://clinicaltrial.gov/ct2/show/NCT02117362?term=GR-MD-02&rank=1
Phase 1b Clinical Trial In Patients With Advanced
Melanoma Using GR-MD-02 In Combination With Yervoy
®

Patients
• Patients who have had melanoma progression after Yervoy
®
and/or BRAF
targeted therapy in melanomas with a BRAF mutation
• Patients who have had melanoma progression after Keytruda
®
monotherapy
Design
Three patients per cohort (+3 if adverse events) with 10 patients treated with maximum dose achieved
Dose
GR-MD-02 IV starting at dose of 1 mg/kg and escalating following each cohort to
8 mg/kg followed by standard dose of Keytruda
®
1 endpoint
Determine a safe dose of GR-MD-02 used in combination with the approved dose of
Keytruda
®
2 endpoints
• Measure the response rate as assessed by ir-RECIST criteria
• Assess the biological activity by measuring:
-CD4+ T cells with a memory phenotype
-CD8+ T cells with an effector phenotype
-Melanoma-specific T cells using autologous and/or HLA-matched tumor
-Examine composition of the tumor immune infiltrate from tumor biopsies
• Assess quality of life during therapy using the FACT-M questionnaire
Trial Site
Providence-Portland Medical Center (Dr. Brendan Curti)
Status
Plan to initiate study Q2 2015
25
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Phase 1b Clinical Trial In Patients With Advanced
Melanoma Using GR-MD-02 In Combination With Keytruda
®

Experienced Leadership Team
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
James Czirr, Executive
Chairman
Peter G. Traber, M.D.
President, CEO, CMO
Harold H. Shlevin, Ph.D.
COO & Corporate
Secretary
Jack W. Callicutt
CFO
Eliezer Zomer, Ph.D.
Pharmaceutical
Development
J. Rex Horton
Executive Director,
Regulatory Affairs and
Quality Assurance
Manager and general partner of 10X Fund, L.P., Co-Founder, Pro-Pharmaceuticals,
CEO, Minerva Biotechnologies Corporation
Over 28 years experience in biomedicine and pharmaceutical industries in research and development, clinical medicine and business development.
GlaxoSmithKline (CMO), Un of Pennsylvania (CEO, Chief of GI, Chairman of
Medicine), Baylor College of Medicine (CEO)
Over 32 years of senior experience in the development and commercialization of pharmaceuticals and business development including mergers and acquisitions.
Solvay Pharmaceuticals (CEO), CIBA Vision Ophthalmics  (n/k/a Novartis Vision)
(SVP & co-founder), Tikvah Therapeutics (Founder, CEO)
Over 24 years in accounting and finance with life science and technology companies with significant experience in negotiating and closing financing transactions.
CFO Reach Health, CFO of Vystar Corporation, CFO Corautus Genetics, Deloitte
Over 30 years experience in biotechnology engineering  and regulatory in pharmaceuticals and diagnostics.
Koor Biotechnologies, Charm Sciences, Glycogenesis, HU Medical School
(Jerusalem), Harvard University
Over 24 years of experience working in the biotech and life sciences industries, regulatory affairs and manufacturing.
Director Regulatory Affairs at Solvay Pharmaceuticals and Chelsea Therapeutics,
Georgia Institute of Technology.

Study Indication Endpoints Start Data Reporting
Phase 1b:
Yervoy
®
Advanced
melanoma
Safety
ir-RECIST
Immune markers
Underway Cohort 1:  1H 2015
Phase 1b:
Keytruda
®
Advanced
melanoma
Safety
ir-RECIST
Immune markers
Q2 2015 TBD
27
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Advanced Liver Fibrosis/Cirrhosis
Advanced Melanoma
Study Indication Endpoints Start Data Reporting
GT-026
“NASH-CX”
NASH with
cirrhosis
Portal pressure
(HVPG)
Q2 2015
The full trial design
and the expected
timings for top-line
results will be outlined
in detail in February
2015.
GT-027
“NASH-FX”
NASH with
advanced fibrosis
Liver stiffness
(FibroScan
®
)
Q2 2015
GT-028
“NASH-DX”
NASH with
advanced fibrosis
Liver stiffness
(magnetic resonance
elastography)
Q2 2015
Development Program Milestones

APPENDIX 28 © 2015 Galectin Therapeutics | NASDAQ:GALT

A Multi-Center, Partially Blinded, Maximum Tolerated Multiple Dose
Escalation, Phase 1 Clinical Trial to Evaluate the Safety of
GR-MD-02 in Subjects with Non-Alcoholic Steatohepatitis (NASH)
with Advanced Hepatic Fibrosis
•
Overall Objective:
•
Evaluate safety and pharmacokinetics of GR-MD-02 to provide
information and support to design a Phase 2 clinical program to assess efficacy of GR-MD-02 in patients with NASH with advanced fibrosis and cirrhosis.
•
Clinical trial sites
•
Brooke Army Medical Center, Fort Sam Houston, TX
•
Indiana University School of Medicine, Indianapolis, IN
•
The Texas Liver Institute, San Antonio, TX
•
University of Southern California, Los Angeles, CA
•
VCU Medical Center, Richmond, VA
•
Icahn School of Medicine at Mount Sinai, New York, NY
•
St. Louis University, St. Louis, MO

© 2015 Galectin Therapeutics  |  NASDAQ:GALT

1st Infusion
2nd Infusion
3rd Infusion
4th Infusion
Week 6-7
Pharmacokinetics
Pharmacokinetics
Biomarkers
Cohort 1
Cohort 2
Cohort 3

•
Subjects:
Biopsy proven NASH with Brunt Stage 3 fibrosis
•
Design:
•
Blinded, placebo controlled, sequential dose escalation
•
Three cohorts: Four doses over 6-7 weeks of 2, 4, and 8 mg/kg lean body weight administered by IV infusion over one hour
•
Primary Endpoints:
Safety and Pharmacokinetics
•
Exploratory Endpoints:
Potential serum biomarkers
30
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
3-Cohort Design Of Phase 1 Clinical Trial
The red triangles indicate timing of blood draws for assessment of exploratory biomarkers and the blue triangles indicate timing of
FibroScan assessment. After the last infusion, biomarkers assessed at 3 days and 14 days after infusion and FibroScan at 3 days and
28 days after infusion.

Cohort 1
(2 mg/kg)
Cohort 2
(4 mg/kg)
Cohort 3
(8 mg/kg)
Enrolled 8 10 13
Completed 8 9 13
Completed Patients
Age Range (Mean) 40-64 (54) 34-69 (52) 31-69 (57)
Sex (M/F) 2/6 6/4 6/7
BMI (Mean) 39 40 36
BMI 30 8 9 8
Diabetes 6 4 6

Phase 1 Trial: Patient Characteristics
© 2015 Galectin Therapeutics  |  NASDAQ:GALT

Cohort 1
(2 mg/kg)
Cohort 2
(4 mg/kg)
Cohort 3
(8 mg/kg)
Active Placebo Active Placebo Active Placebo
Completed protocol
6
2
7
2
7
6
Serious Adverse Events 0 0 0 0 0 0
TEAE’s probably related 0 0 0 0 0 0
TEAE’s possibly related 0 2 2 0 0 2
• Therapy Emergent Adverse Events, possibly related to study drug were reported in 4 subjects who received placebo and 2 subjects who received
GR-MD-02.  All adverse events were mild (grade 1) and transient.
• An independent Data Safety Monitoring Board (DSMB) reviewed all data after first and second cohorts.
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Phase 1 Trial: Safety Data

GR-MD-02 Plasma Concentration (µg/mL)
Time (h)
2 mg/kg - Week 1
2 mg/kg - Week 7
4 mg/kg - Week 1
4 mg/kg - Week 6
8 mg/kg - Week 1
8 mg/kg - Week 6
0
50
100
150
200
0
20
40
60
80

•
Proportional increase in drug coverage (AUC) for 2 mg/kg, 4 mg/kg, and first dose of 8 mg/kg
•
Increase in AUC after four doses of 8 mg/kg indicates a saturable compartment model
Cmax
µg/mL
T1/2
H
AUC
µg*h/mL
2 mg/kg x1 16.3 19.9 573
2 mg/kg x4 17.7 20.5 645
4 mg/kg x1 30 19.8 1039
4 mg/kg x4 31 19.5 1075
8 mg/kg x1 99.5 18.2 2449
8 mg/kg x4 169.9 18.4 4909
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Mean GR-MD-02 Plasma Concentration-Time Profiles
After First And Fourth Doses In All 3 Cohorts

Mouse AUC vs. Dose

15000
10000
5000
0
AUC (µg*h/ml)
0
20
40
60
mg/kg

Target
Therapeutic
Window
•
The best therapeutic dose in mouse NASH was between 10 and 30 mg/kg
•
Relationship between AUC and dose shows mouse and human equivalency
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Pharmacokinetics Indicates 8 mg/kg Dose Is Within
The Upper Range Of The Targeted Therapeutic Window
AUC of Human 8 mg/kg dose
AUC of Human 2 mg/kg dose

p < 0.05
5
p < 0.01
5
ns
5
2    dose 4   dose
+ 14 da
4   dose
+ 3 da
Cohort 3
4    dose
+ 14 da
Cohort 1
4    dose
+ 3 da
Cohort 2
ns³
ns
4
Legend and Notes:
A Significant Reduction In FibroTest
®
Scores Were
Seen At The 8 mg/kg Dose
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
FibroTest
®
scores are calculated from age, gender, alpha-2-macroglobulin, haptoglobin, apolipoprotein A1, gamma-glutamyl transpeptidase (GGT), and total bilirubin
Mean ± Standard Deviation
Placebo values (change from
baseline) were combined for all
three cohorts because there were
no differences (n=19)
Not significant versus placebo,
two-sided t-test (n=6)
Not significant versus placebo,
two-sided t-test (n=7)
Significant for three groups
versus placebo, ANOVA with
Dunnett’s test for multiple
comparisons (n=7)
5.
1.
2.
3.
4.
th
th
th
th nd

Percent Change From Baseline
30
20
10
0
-10
-20
-30
Placebo2

p < 0.005
5
p < 0.001
5
p < 0.05
5
Cohort 3
8 mg/kg
Cohort 1
2 mg/kg
Cohort 2
4 mg/kg
ns³
ns
4
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Highly Significant Reduction In Alpha-2 Macroglobulin
Serum Levels Seen At The 8 mg/kg Dose
A reduction in serum alpha-2-macroglobulin accounted for the reduction in FibroTest
®
4
th
dose
+ 14 da
4
th
dose
+ 3 da
2
nd
dose
4
th
dose
+ 14 da
4
th
dose
+ 3 da
Legend and Notes:
1. Mean ± standard deviation
2. Placebo values were combined
for all three cohorts because
there were no differences
(n=19 separate data points)
3. Not significant versus placebo,
two-sided t-test (n=6)
4. Not significant versus placebo,
two-sided t-test (n=7)
5. Significant for three groups
versus placebo, ANOVA with
Dunnett’s test for multiple
comparisons (n=7)

Existing Patent Position Supporting Fibrosis Program
Using GR-MD-02
Patent Title Priority Issued International
US 8,236,780 Galactose-pronged polysaccharides in a
formulation for anti-fibrotic therapies
5/16/2006 8/7/2012 None
US 8,658,787 Galacto-rhamnogalacturonate compositions for the treatment of non-alcoholic steatohepatitis and non-
alcoholic fatty liver disease
9/16/2011 2/25/2014 Pending
US 8,722,645 Galactose-pronged polysaccharides in a
formulation for anti-fibrotic therapies
5/16/2006 5/13/2014 None
US 8,828,971 Galactose-Pronged Carbohydrate Compounds for
the Treatment of Diabetic Nephropathy and
Associated Disorders
10/2011 9/9/2014 Pending
US 8,871,925 Composition of Novel Carbohydrate Drug for
Treatment of Human Diseases
12/28/2011 10/28/2014 Pending
US 14/456,644 Composition of Novel Carbohydrate Drug for
Treatment of Human Diseases
12/28/2011 10/15/2014
(NOA)
Pending
37
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
• Method of use patents for GR-MD-02 are pending in cancer Immunotherapy, diseases related to inducible nitric oxide (iNOS) activity, and lung fibrosis
• Company also has multiple composition and method patents for GM-CT-01, another inhibitor not currently in clinical trials

Trading Symbol Nasdaq: GALT
Corporate Headquarters Norcross, GA (suburb of Atlanta)
Fiscal Year End December 31
Accounting Firm McGladrey LLP
Stock Price; 52 Week Range $3.47       $3.00 - $19.11
Shares Outstanding 22.3 million
Daily Volume (3-month average) 154,000 shares
Market Capitalization $89 million
Debt $0
Cash & Equivalents $29.1 million
Estimated Spending in 2015 $20 million
Financial Key Facts – As Of December 31, 2014
© 2015 Galectin Therapeutics  |  NASDAQ:GALT